Exhibit 99.1

DIGI POWER X INC.

Nasdaq: DGXX | Cboe Canada: DGX

A Vertically Integrated AI Infrastructure Company

Digi Power X to Announce 2026 Q2 Financial Results and Provide Operations Update on August 14th

MIAMI, FL – August 4, 2026 – Digi Power X Inc. (Nasdaq: DGXX / Cboe Canada: DGX) (the “Company” or “Digi Power X”), an AI data center infrastructure operator, plans to announce its financial results for the second quarter ended June 30, 2026 (the “Second Quarter Results”) (all amounts in U.S. dollars, unless otherwise indicated) on August 14, 2026 and will provide an update on its operations at that time.

Additionally, the Company will host a conference call to discuss the Second Quarter Results on August 14, 2026, at 8:30 AM ET. Digi Power X executives will review the Second Quarter Results and provide additional updates on the Company’s state. Results will be shared via media release and on the Company’s website at www.digipowerx.com. The conference call can be accessed by dialing the numbers below, or guests can utilize the Call Me link.

1-877-407-9039 or 1-201-689-8470.

Call Me: https://callme.viavid.com/viavid/?callme=true&passcode=13750233&h=true&info=company&r=true&B=6

About Digi Power X

Digi Power X is an AI infrastructure company, operating a vertically integrated portfolio of power assets and data center capacity across Alabama, New York, and North Carolina. The Company’s NeoCloudz platform delivers GPU-as-a-Service on dedicated, bare metal NVIDIA infrastructure. For more information, visit www.digipowerx.com.

Investor Relations

For further information, please contact:

Michel Amar, Chief Executive Officer

Digi Power X Inc.

www.digipowerx.com

Investor Relations: T: 888-474-9222 | Email: IR@digihostpower.com

Cautionary Statement

Trading in the securities of the Company should be considered highly speculative. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein. Cboe Canada does not accept responsibility for the adequacy or accuracy of this release.

Forward-Looking Statements

Except for the statements of historical fact, this news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) that are based on expectations, estimates and projections as at the date of this news release and are covered by safe harbors under Canadian and United States securities laws. Forward-looking information in this news release includes statements regarding goals, expectations and targets for the business of Digi Power X. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “goals,’ “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking information is subject to a variety of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: future capital needs and uncertainty regarding the Company’s ability to raise additional capital; costs associated with the development, manufacturing and deployment of AI infrastructure; global demand for AI computing infrastructure; further improvements to profitability and efficiency may not be realized; and other related risks, some of which are more fully set out in the Company’s annual report on Form 10-K for the year ended December 31, 2025 and other documents disclosed in the Company’s filings at www.sedarplus.ca and in the Company’s annual, quarterly and current reports filed with the SEC on its website, www.SEC.gov/EDGAR. The forward-looking information in this news release reflects the current expectations, assumptions and/or beliefs of the Company based on information currently available to the Company. Although the Company believes that the assumptions inherent in the forward-looking information are reasonable, forward-looking information is not a guarantee of future performance and accordingly undue reliance should not be put on such information due to the inherent uncertainties therein. The Company undertakes no obligation to revise or update any forward-looking information other than as required by applicable law.